UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 28, 2006

Date of Report (Date of Earliest Event Reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of Principal Executive Offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 28, 2006, Amgen Inc. (“Amgen”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Avidia, Inc., Aviator Merger Sub, Inc., a wholly-owned subsidiary of Amgen, and Alloy Ventures, Inc., in its capacity as the Stockholders’ Agent under the Merger Agreement, which was reported on a Current Report on Form 8-K filed on September 29, 2006. The Merger Agreement, the full text of which is incorporated herein by reference, is set forth with this report as Exhibit 2.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of September 28, 2006, among Amgen Inc., Aviator Merger Sub, Inc., Avidia, Inc., and Alloy Ventures, Inc., in its capacity as a Stockholders’ Agent thereunder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

By:	/s/ David J. Scott
David J. Scott Senior Vice President, General Counsel and Secretary

Date: October 2, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 28, 2006, among Amgen Inc., Aviator Merger Sub, Inc., Avidia, Inc., and Alloy Ventures, Inc., in its capacity as a Stockholders’ Agent thereunder.